32.2 SECTION 1350 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Commonwealth Income & Growth Fund VII, (the “Company”) on Form 10-Q for the quarter ending June 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kimberly A. Springsteen-Abbott, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Kimberly A. Springsteen-Abbott
Kimberly A. Springsteen-Abbott
Principal Financial Officer
August 14, 2020